UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025

Kellanova

(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 N. Wells Street Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (269) 961-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.25 par value per share	K	New York Stock Exchange
0.500% Senior Notes due 2029	K29	New York Stock Exchange
3.750% Senior Notes due 2034	K34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, on August 13, 2024, Kellanova, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified in accordance with its terms, the “Merger Agreement”) by and among the Company, Acquiror 10VB8, LLC, a Delaware limited liability company (“Acquiror”), Merger Sub 10VB8, LLC, a Delaware limited liability company and a wholly owned subsidiary of Acquiror (“Merger Sub”), and, solely for the limited purposes specified in the Merger Agreement, Mars, Incorporated, a Delaware corporation (“Mars”). The Merger Agreement provides that, among other things, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Acquiror.

On December 8, 2025, the Company and Mars issued a joint press release announcing that Mars has received unconditional approval from the European Commission for the pending Merger. As a result, Mars has now received all required regulatory approvals and clearances for the pending Merger.

The parties intend to close the Merger on December 11, 2025. Completion of the Merger remains subject to the satisfaction or waiver of customary closing conditions set forth in the Merger Agreement. Following the Merger, the Company’s common stock will be delisted from the New York Stock Exchange and shares of its common stock will cease to be publicly traded.

A copy of the press release is furnished with this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and is incorporated herein by reference. The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Report includes statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act, each as amended, including statements regarding the Merger, the expected timetable for completing the Merger and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Report, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail in the Company’s reports filed with the United States Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 28, 2024, subsequent Quarterly Reports on Form 10-Q, Current Reports on Forms 8-K and other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this Report, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release dated December 8, 2025 jointly issued by Kellanova and Mars, Incorporated.

Exhibit 104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLANOVA

Date: December 8, 2025	By:	/s/ Todd Haigh
Name: Todd Haigh
Title: Senior Vice President, Chief Legal Officer & Secretary